Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income before income tax expense for the years ended December 31, 2022, 2021 and 2020 consisted of:

(in thousands)	2022	2021	2020
Pretax income (loss) in the Netherlands	$14,551	$7,062	($38,242)
Pretax income from foreign operations	498,050	618,771	477,714
	$512,601	$625,833	$439,472
Income tax expense for the years ended December 31, 2022, 2021 and 2020 are as follows:

(in thousands)	2022	2021	2020
Current:
The Netherlands	$9,672	$1,714	$270
Foreign	89,321	116,808	86,720
	98,993	118,522	86,990
Deferred:
The Netherlands	(683)	(1,776)	(6,921)
Foreign	(8,920)	(3,512)	215
	(9,603)	(5,288)	(6,706)
Total income tax expense	$89,390	$113,234	$80,284
The Netherlands' statutory income tax rate, the income tax rate of our country of domicile, was 25.8% for the year ended December 31, 2022 and 25% for the years ended December 31, 2021 and 2020. Income from foreign subsidiaries is generally taxed at the statutory income tax rates applicable in the respective countries of domicile.
The principal items comprising the differences between income taxes computed at the Netherlands' statutory income tax rate and our effective tax rate for the years ended December 31, 2022, 2021 and 2020 are as follows:

	2022	2021	2020
The Netherlands' statutory income tax rate	25.8%	25.0%	25.0%
Taxation of foreign operations, net(1)	(4.9)	(3.0)	(2.1)
Unrecognized tax benefits(2)	0.9	1.6	8.2
Excess tax benefit related to share-based compensation	(0.5)	(1.0)	(0.6)
Prior year taxes	(1.1)	0.6	(1.6)
Government incentives(3)	(0.5)	(0.6)	(0.6)
Changes in tax laws and rates	(0.2)	(0.4)	(0.3)
Tax impact from (deductible) nondeductible items	(1.9)	0.2	(0.8)
Valuation allowance	0.0	(4.4)	(8.1)
Other items, net	(0.2)	0.1	(0.8)
Effective tax rate	17.4%	18.1%	18.3%
(1)Our effective tax rate reflects the benefit of our global operations where certain income or loss is taxed at rates higher or lower than the Netherlands’ statutory income tax rate of 25.8% as well as the benefit of some income being partially exempt from income taxes. These foreign tax benefits are due to a combination of favorable tax laws, regulations and exemptions in certain jurisdictions. Partial tax exemptions exist on foreign income primarily derived from operations in Germany, the Netherlands and Singapore. Further, we have intercompany financing arrangements in which the intercompany income is nontaxable in Dubai or partially exempt or subject to lower statutory income tax rates.
(2)In 2020, we recorded tax accruals related to the potential nondeductibility of the $95.0 million expense reimbursement paid in connection with the unsuccessful acquisition attempt by Thermo Fisher.
(3)Government incentives include tax credits in the U.S. relating to research and development expense and other government incentives.
We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in the Netherlands, Germany, and the U.S. federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Tax years in the Netherlands are potentially open back to 2010 for income tax examinations by the Netherlands taxing authority. The German group is open to examination for the tax years starting in 2017 and in 2022, the German taxing authority commenced an examination for the
2017-2019 tax years. The U.S. consolidated group is subject to federal and most state income tax examinations by taxing authorities beginning with the year ending December 31, 2019 through the current period. Our other subsidiaries, with few exceptions, are no longer subject to income tax examinations by taxing authorities for years before 2018.
Changes in the amount of unrecognized tax benefits for the years ended December 31, 2022, 2021 and 2020 are as follows:

(in thousands)	2022	2021	2020
Balance at beginning of year	$103,618	$100,092	$58,002
Additions based on tax positions related to the current year	9,754	6,629	31,758
Additions for tax positions of prior years	4,544	5,036	3,560
Decrease for tax position of prior years	(8,958)	(266)	(57)
Decrease related to settlements	(23,346)	—	—
Decrease due to lapse of statute of limitations	(580)	(344)	(520)
(Decrease) increase from currency translation	(5,749)	(7,529)	7,349
Balance at end of year	$79,283	$103,618	$100,092
At December 31, 2022 and 2021, our net unrecognized tax benefits totaled approximately $79.3 million and $103.6 million, respectively, which, if recognized, would favorably affect our effective tax rate in any future period. It is reasonably possible that approximately $17.4 million of the unrecognized tax benefits may be released or utilized during the next 12 months due to lapse of statute of limitations or settlements with taxing authorities. However, various events could cause our current expectations to change in the future. The above unrecognized tax benefits, if ever recognized in the financial statements, would be recorded in the statements of income as part of income tax expense.
Our policy is to recognize interest accrued related to an underpayment of income taxes in interest expense and penalties within income tax expense. For the years ended December 31, 2022, 2021 and 2020, we recognized (income) expense, net for interest and penalties of $(0.4) million, $(0.6) million and $1.9 million, respectively. At December 31, 2022 and 2021, we have accrued interest and penalties of $3.5 million and $3.8 million, respectively, which are not included in the table above.
At December 31, 2022 and 2021, in the consolidated balance sheets we have recorded deferred tax assets of $56.3 million and $72.9 million in other long-term assets, and deferred tax liabilities of $17.5 million and $37.6 million in other long-term liabilities, respectively. The components of the net deferred tax assets at December 31, 2022 and 2021 are as follows:

Deferred tax asset (liability) (in thousands)	2022	2021
Net operating loss and tax credit carryforward	$53,155	$67,853
Intangible assets	33,510	4,066
Accrued and other liabilities	27,544	26,513
Share-based compensation	21,792	20,464
Property, plant and equipment	4,032	6,046
Convertible notes	3,621	5,231
Inventories	3,003	4,790
Disallowed interest carryforwards	1,511	16,219
Other	6,479	7,287
Deferred tax assets before valuation allowance	154,647	158,469
Valuation allowance	(21,265)	(21,326)
Deferred tax assets, net after valuation allowance	$133,382	$137,143

Intangible assets	($55,921)	($62,585)
Property, plant and equipment	(33,847)	(29,241)
Inventories	(820)	(3,935)
Other	(3,997)	(6,077)
Deferred tax liabilities	($94,585)	($101,838)

Deferred tax assets, net	$38,797	$35,305
As of December 31, 2022, the valuation allowance principally relates to net operating loss carryforwards. A deferred tax asset can only be recognized to the extent it is "more likely than not" that the assets will be realized. Judgments around realizability depend on the availability and weight of both positive and negative evidence. At December 31, 2022, we had $375.1 million in total net operating loss (NOL) carryforwards which included $131.9 million for the U.S., $90.3 million for Germany, $49.4 million for UK, $39.5 million for the Netherlands, and $64.0 million for other foreign jurisdictions. The NOL carryforwards in Germany, the Netherlands and UK carryforward indefinitely. The entire NOL carryforward in the U.S. is subject to limitations under Section 382 of the U.S. Internal Revenue Code. The NOL carryforwards in the U.S. expire between 2024 and 2034. NOL carryforwards of $22.5 million in other foreign jurisdictions expire between 2023 and 2031 while the remainder can be carried forward indefinitely. At December 31, 2022, tax credits total $7.6 million and expire between 2031 and 2040.
The United States Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted on March 27, 2020. The CARES Act and related notices include several significant provisions. The primary impact from the CARES Act is that it allowed us to carry back U.S. NOLs for five years.
The changes in the valuation allowance for the years ended December 31, 2022, 2021 and 2020 were as follows:

(in thousands)	2022	2021	2020
Balance at beginning of year	($21,326)	($37,332)	($87,619)
Additions charged to income tax provision	(4,470)	(620)	(6,614)
Deductions charged to income tax provision	4,287	28,251	42,204
(Additions) reductions charged to additional paid-in capital	—	(13,513)	13,513
Currency translation	244	1,888	1,184
Balance at end of year	($21,265)	($21,326)	($37,332)
In 2021, $13.5 million of the valuation allowance, which had been established in additional paid-in capital in 2020 related to the 2027 Convertible Notes, was reversed due to adopting ASU 2020-06.
As of December 31, 2022, a deferred tax liability has not been recognized for residual income taxes in the Netherlands on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either indefinitely reinvested or can be repatriated tax free under the Dutch participation exemption. The indefinitely reinvested earnings retained of our subsidiaries that would be subject to tax if distributed amounted to $984.4 million at December 31, 2022. Estimating the amount of the unrecognized deferred tax liability on indefinitely reinvested foreign earnings is not practicable. Should the earnings be remitted as dividends, we may be subject to taxes including withholding tax. We have $16.8 million of undistributed earnings that we do not consider indefinitely reinvested and have recorded a deferred tax liability at December 31, 2022 and 2021 of $1.0 million and $1.5 million, respectively.